Prudential World Fund, Inc.
PGIM Emerging Markets Debt Hard Currency Fund

Supplement dated April 25, 2019

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective on or about March 31, 2020, David Bessey has announced his intention to retire.  Accordingly, effective as of that date, all references and information pertaining to David Bessey are removed. Cathy L. Hepworth, CFA, and Mariusz Banasiak, CFA will continue to serve as portfolio managers for the Fund.

LR1197